Exhibit 10.6.4

Seventh Amendment to Loan Documents

THIS SEVENTH AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made as of Oct. 22, 2010, and is by and among Bio-Reference Laboratories, Inc. (“BRLI”), and BRLI No. 2 Acquisition Corp., which conducts business as GENEDX, Inc. (referred to herein from time to time as a “Subsidiary Party”) (BRLI and the Subsidiary Party herein each a “Borrower” and, collectively, “Borrowers”), the financial institutions which are party hereto (collectively, the “Lenders” and individually a “Lender”) and PNC BANK, NATIONAL ASSOCIATION in its capacity as the agent for the Lenders and as the sole Lender (in each such capacity, the “Bank”).

BACKGROUND

A.                                   The Borrowers have executed and delivered to the Bank, one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, collateral assignments, and other agreements, instruments, certificates and documents, some or all of which are more fully described on attached Exhibit A, which is made a part of this Amendment (collectively as amended from time to time, the “Loan Documents”) which evidence or secure some or all of the Borrowers’ obligations to the Bank for one or more loans or other extensions of credit (the “Obligations”).

B.                                     The Borrowers and the Bank desire to amend the Loan Documents to, among other things, extend the term of their lending arrangements, increase the amount available to be borrowed under Borrowers’ revolving line of credit, and change certain of the other terms and conditions of the Loan Documents, all as provided for in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1.                                       Certain of the Loan Documents are amended as set forth in Exhibit A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

2.                                       (a) Each of the Borrowers hereby certifies that: (a) all of its representations and warranties in the Loan Documents, as amended by this Amendment, are, except as may otherwise be stated in this Amendment: (i) true and correct as of the date of this Amendment, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Amendment by reference.

(b) Each of the Borrowers hereby certifies that (i) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, (ii) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained or shall be obtained on a timely basis pursuant to the terms of this Amendment and (iii) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms. The Borrowers confirm that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.

3.                                       Each of the Borrowers hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Borrowers or third parties (if applicable), shall continue unimpaired and in full force and effect, and shall cover and secure all of the Borrowers’ existing and future Obligations to the Bank, as modified by this Amendment.

4.                                       As a condition precedent to the effectiveness of this Amendment, the Borrowers shall comply with the terms and conditions (if any) specified in Exhibit A.

5.                                       To induce the Bank to enter into this Amendment, to the extent permitted by law, each of the Borrowers waives and releases and forever discharges the Bank and its officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that it may have against the Bank or any of them arising out of or relating to the Obligations. Each of the Borrowers further agrees to indemnify and hold the Bank and its officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys’ fees) suffered by or rendered against the Bank or any of them on account of any claims arising out of or relating to the Obligations. Each of the Borrowers further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

6.                                       This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

7.                                       This Amendment will be binding upon and inure to the benefit of each Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

8.                                       This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of New Jersey, excluding its conflict of laws rules.

9.                                       Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank’s rights and remedies (all of which are hereby reserved). Each of the Borrowers expressly ratifies and confirms the waiver of jury trial provisions contained in the Loan Documents.

[Signature page follows.]

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WITNESS the due execution of this Seventh Amendment to Loan Documents as a document under seal as of the date first written above.

ATTEST:			BIO-REFERENCE LABORATORIES, INC.

By:	/s/ Sam Singer	By:	/s/ Marc D. Grodman
Name:	SAM SINGER		Name:	MARC D. GRODMAN	(SEAL)
Title:	Secretary		Title:	President

ATTEST:			BRLI NO. 2 ACQUISITION CORP.,
doing business as GENEDX, Inc.,
a Subsidiary Party

By:	/s/ Sam Singer	By:	/s/ Marc D. Grodman
Name:	SAM SINGER		(SEAL)
Title:	Secretary		Name:	MARC D. GRODMAN
			Title:	President

PNC BANK, NATIONAL ASSOCIATION

			By:	/s/ Parameswar Sivaramakrishnan
(SEAL)
			Name:	PARAMESWAR SIVARAMAKRISHNAN
			Title:	Vice President

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EXHIBIT A TO
SEVENTH AMENDMENT TO LOAN DOCUMENTS

A.                                    The “Loan Documents” that are the subject of this Amendment include the following (as any of the foregoing have previously been amended, modified or otherwise supplemented):

1.                                       Amended and Restated Loan and Security Agreement dated as of September 30, 2004, as amended by that certain: (a) letter amendment dated April 20, 2005, (b) Second Amendment to Loan Documents dated as of January 19, 2006, (c) Third Amendment to Loan Documents dated September 13, 2006, (d) Fourth Amendment to Loan Documents Dated as of October 1, 2006, (e) Fifth Amendment to Loan Documents dated as of October 31, 2007, and (f) Sixth Amendment to Loan Documents dated as of May 12, 2008 (as amended, the “Loan Agreement”).

2.                                       All other documents, instruments, agreements, and certificates executed and delivered in connection with the Loan Documents listed in this Section A.

B.                                    The Loan Agreement is hereby amended as follows:

1.                                       New Definitions. Article 1 of the Loan Agreement, Section 1.2 is hereby amended to add the following as new definitions:

“Seventh Amendment” shall mean the Seventh Amendment to Loan Documents dated as of the Seventh Amendment Closing Date.

“Seventh Amendment Closing Date” shall mean Oct 22, 2010.

3.                                       Amendment to Capital Expenditures Covenant. As of the Seventh Amendment Date Article 7 of the Loan Agreement is hereby amended to amend and restate Subsection 7.6 in its entirety as follows:

7.6.                              Capital Expenditures. Enter into any agreements to purchase or pay for or become obligated to pay for capital expenditures, long term leases, capital leases and/or sale lease-backs, during any fiscal year in an amount aggregating in excess of Twenty Million Dollars ($20,000,000.00) during any fiscal year.

C.                                    Conditions to Effectiveness of Amendment: Bank’s willingness to agree to the amendments set forth in this Amendment is subject to the prior satisfaction of the following conditions:

1.                                       Execution by all parties and delivery to PNC of the following, each in form and substance acceptable to Agent:

(a)                                  This Seventh Amendment, together with the Consent by Guarantor attached to this Seventh Amendment;

(b)                                 A resolution authorizing the due execution of this Amendment by each Borrower; and

(c)                                  Such other documents, agreements and instruments as Bank shall reasonably require.

2.                                       Reimbursement by Borrowers of the fees and expenses of Bank’s counsel, whether incurred in connection with this Amendment or in conjunction with the continuing commercial lending relationship between PNC and Borrowers, which fees and expense may be paid by Agent making a loan from the revolving line of credit, from time to time, in the amount of such fees and expenses and retaining the proceeds in satisfaction of same.

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CONSENT BY GUARANTOR

The undersigned Guarantor to the provisions of the foregoing Amendment (the “Amendment”) and all prior amendments (if any) and confirms and agrees that:

(a)                                  the Guarantor’s obligations under its: (i) Continuing Unlimited Corporate Guaranty dated as of September 30, 2004, (ii) Amended and Restated Continuing Unlimited Corporate Guaranty dated as of October 31, 2006, and (iii) Guarantor’s Security Agreement dated as of September 30, 2004 (collectively, the “Guaranty”), relating to the Obligations mentioned in the Amendment, shall be unimpaired by the Amendment; and

(b)                                 the Guarantor has no defenses, set offs, counterclaims, discounts or charges of any kind against the Bank, its officers, directors, employees, agents or attorneys with respect to the Guaranty; and (c) all of the terms, conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Obligations, as modified by the Amendment. The Guarantor certifies that all representations and warranties made in the Guaranty are true and correct.

The Guarantor hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Guarantor or third parties (if applicable), shall continue unimpaired and in full force and effect, shall cover and secure all of the Guarantor’s existing and future Obligations to the Bank, as modified by this Amendment.

The Guarantor ratifies and confirms the waiver of jury trial provisions contained in the Guaranty.

WITNESS the due execution of this Consent and Acknowledgement as a document under seal as of the date of this Seventh Amendment, intending to be legally bound hereby.

ATTEST:			CareEvolve.com, Inc.

By:	/s/ Sam Singer	By:	/s/ Marc D. Grodman
Name:	SAM SINGER		Name:	MARC D. GRODMAN	(SEAL)
Title:	Secretary		Title:	President

CORPORATE RESOLUTION OF
BIO-REFERENCE LABORATORIES, INC.
TO AMEND LOAN DOCUMENTS

The undersigned, being the Chief Financial Officer of BIO-REFERENCE LABORATORIES, INC. (the “Corporation”) does hereby certify that the following Resolution was duly adopted by unanimous consent of the Board of Directors of the Corporation, and in lieu of meeting:

WHEREAS, the Corporation and BRLI NO.2 ACQUISITION CORP. (collectively, the “Companies”) are engaged in a commercial lending relationship with PNC BANK, NATIONAL ASSOCIATION, (“PNC”) pursuant to which certain loan agreements have previously been executed; and

WHEREAS, the Companies and PNC have negotiated an amendment to their commercial lending agreements modify the capital expenditure covenant set forth in the Loan Agreement (as hereinafter defined); and

WHEREAS, in furtherance of the said negotiations it has been determined that it is in the best interest of the Corporation to enter into a Seventh Amendment to the Amended and Restated Loan and Security Agreement dated as of September 30, 2004, as amended by that certain letter amendment dated April 20, 2005, by that certain Second Amendment to Loan Documents dated as of January 19, 2006, by that certain Third Amendment to Loan Documents dated September 14, 2006, by that certain Fourth Amendment to Loan Documents dated as of October 31, 2006, and by that certain Fifth Amendment to Loan Documents dated as of October 31, 2007, and by that certain Sixth Amendment to Loan Documents dated as of May 12, 2008 (collectively, the “Loan Agreement”).

NOW, THEREFORE, be it

RESOLVED, that the President and/or Chief Financial Officer of the Corporation or any other person authorized by either of them, are authorized to negotiate for and borrow money; discount bills receivable or negotiable paper; and obtain credit for the Corporation from PNC under such terms and conditions as they, in their best business judgment may deem advisable, and in connection therewith, to make, execute, endorse and deliver any notes, drafts, acceptances, agreements or any other obligations of the Corporation, or amendments to any previously executed obligations or agreements, and as security therefor, to mortgage, pledge, or hypothecate any stocks, notes, bills or accounts receivable, bills of lading, warehouse receipts, inventory, equipment, fixtures, furniture, real estate or other instruments or assets of the Corporation and to execute and deliver any and all endorsements, instruments of assignment, pledge agreements, financing statements, security agreements, mortgages, powers of attorney, documents or other instruments in furtherance thereof, and to do such other acts and things as may be necessary or advisable in order to carry out and perform on the part of the Corporation, the covenants, conditions and agreements on its part to be carried out, or to carry out and perform the full effect, intent and purposes of this Resolution.

As Chief Financial Officer, I further certify that the foregoing Resolution has not been repealed, annulled, altered or amended in any respect but remains in full force and effect, and that there is nothing in the Articles of Incorporation or By-Laws of said Corporation with which anything contained in said Resolution is in conflict.

IN WITNESS WHEREOF, I have hereunto set my hand as Chief Financial Officer and affixed the seal of this Corporation as of the 22nd day of October, 2010.

BIO-REFERENCE LABORATORIES, INC.

By:	/s/ Sam Singer
Name:	Sam Singer
Title:	Chief Financial Officer

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CORPORATE RESOLUTION OF
BRLI NO. 2 ACQUISITION CORP.
TO AMEND LOAN DOCUMENTS

The undersigned, being the Chief Financial Officer of BRLI NO. 2 ACQUISITION CORP. (the “Corporation”) does hereby certify that the following Resolution was duly adopted by unanimous consent of the Board of Directors of the Corporation, and in lieu of meeting:

WHEREAS, the Corporation and BIO-REFERENCE LABORATORIES, INC. (collectively, the “Companies”) are engaged in a commercial lending relationship with PNC BANK, NATIONAL ASSOCIATION, (“PNC”) pursuant to which certain loan agreements have previously been executed; and

WHEREAS, the Companies and PNC have negotiated an amendment to their commercial lending agreements to modify the capital expenditure covenant set forth in the Loan Agreement (as hereinafter defined); and

WHEREAS, in furtherance of the said negotiations it has been determined that it is in the best interest of the Corporation to enter into a Seventh Amendment to the Amended and Restated Loan and Security Agreement dated as of September 30, 2004, as amended by that certain letter amendment dated April 20, 2005, by that certain Second Amendment to Loan Documents dated as of January 19, 2006, by that certain Third Amendment to Loan Documents dated September 14, 2006, by that certain Fourth Amendment to Loan Documents dated as of October 31, 2006, and by that certain Fifth Amendment to Loan Documents dated as of October 31, 2007, and by that certain Sixth Amendment to Loan Documents dated as of May 12, 2008 (collectively, the Loan Agreement”).

NOW, THEREFORE, be it

RESOLVED, that the President and/or Chief Financial Officer of the Corporation or any other person authorized by either of them, are authorized to negotiate for and borrow money; discount bills receivable or negotiable paper; and obtain credit for the Corporation from PNC under such terms and conditions as they, in their best business judgment may deem advisable, and in connection therewith, to make, execute, endorse and deliver any notes, drafts, acceptances, agreements or any other obligations of the Corporation, or amendments to any previously executed obligations or agreements, and as security therefor, to mortgage, pledge, or hypothecate any stocks, notes, bills or accounts receivable, bills of lading, warehouse receipts, inventory, equipment, fixtures, furniture, real estate or other instruments or assets of the Corporation and to execute and deliver any and all endorsements, instruments of assignment, pledge agreements, financing statements, security agreements, mortgages, powers of attorney, documents or other instruments in furtherance thereof, and to do such other acts and things as may be necessary or advisable in order to carry out and perform on the part of the Corporation, the covenants, conditions and agreements on its part to be carried out, or to carry out and perform the full effect, intent and purposes of this Resolution.

As Chief Financial Officer, I further certify that the foregoing Resolution has not been repealed, annulled, altered or amended in any respect but remains in full force and effect, and that there is nothing in the Articles of Incorporation or By-Laws of said Corporation with which anything contained in said Resolution is in conflict.

IN WITNESS WHEREOF, I have hereunto set my hand as Chief Financial Officer and affixed the seal of this Corporation as of the 22nd day of October, 2010.

BRLI NO. 2 ACQUISITION CORP.

By:	/s/ Sam Singer
Name:	Sam Singer
Title:	Chief Financial Officer

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